UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 24, 2013

ISLAND BREEZE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53452	27-1742696
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

211 Benigno Blvd, Ste# 201, Bellmawr, NJ	08031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 931-1505

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

ITEM 8.01.            Other Events

On May 24, 2013, Island Breeze International, Inc. issued a press release announcing its subsidiary, IBI Palm Beach, LLC, signed a Charter Purchase Agreement, to purchase and operate a day cruise gaming vessel at the Port of Palm Beach, Florida.

Section 9—Financial Statements and Exhibits

ITEM 9.01.           Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued May 24, 2013

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLAND BREEZE INTERANTIONAL, INC.

Date: May 24, 2013	By:	/s/ Steven G. Weismann
Steven G. Weismann, Chief Financial Officer